Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
Note 7: Income taxes
Income (loss) before income tax consisted of the following (in thousands):

	Year ended December 31,
	2022	2021	2020
US	$(310,483)	$97,918	$89,416
Korea	5,315	2,696	(14,199)

Total income (loss) before income taxes	$(305,168)	$100,614	$75,217

The following table presents the detail of income tax expense for the periods presented (in thousands):

	Year ended December 31,
	2022	2021	2020
Current:
US	$11,571	$14,481	$15,244
Korea	2,222	2,049	1,928

Total current taxes:	$13,793	$16,530	$17,172

Deferred:
US	$(85,206)	$8,154	$5,105
Korea	223	(2,178)	(683)

Total deferred taxes	$(84,983)	$5,976	$4,422

Total income tax expense (benefit)	$(71,190)	$22,506	$21,594

The following table presents a reconciliation of the statutory rate and our effective tax rate for the periods presented:

	Year ended December 31,
	2022	2021	2020
Statutory tax rate	20.0%	20.0%	20.0%
Foreign jurisdiction rate differential	3.7%	3.5%	3.8%
Non-deductible interest	0.0%	0.0%	1.5%
Withholding taxes	(0.6)%	2.0%	2.3%
Tax credits	1.0%	(4.2)%	(3.5)%
Valuation allowance	(0.6)%	1.6%	5.0%
Other	(0.1)%	(0.6)%	(0.5)%

Total tax rate	23.3%	22.3%	28.6%
Deferred federal, state, and foreign income taxes reflect the net tax impact of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts for tax purposes. The following table presents the significant components of our deferred tax assets and liabilities as of the dates presented (in thousands):

	Year ended December 31,
	2022	2021
Deferred income tax assets:
Net operating loss carryforward	$5,934	$8,333
Tax credit carryforward	14,171	12,615
Accruals and reserves	35,589	1,584
Accrued interest	762	—
Intangibles	17,632	15,643
Goodwill	4,467	—
Lease liability	1,120	1,860

Deferred tax assets	$79,675	$40,035
Less: Valuation allowance	(18,893)	(18,112)

Net deferred tax assets	$60,782	$21,923
Deferred tax liabilities
Goodwill	$0	$(45,074)
Right-of-use-assets	(1,038)	(2,162)
Other	(454)	(379)

Deferred tax liabilities	$(1,492)	$(47,615)

Net deferred tax assets (liabilities)	$59,290	$(25,692)

Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing, and amount of which are uncertain. We have recorded a valuation allowance against certain Korean deferred tax as of December 31, 2022 and 2021 because, based on the weight of available evidence, it is more likely than not that certain deferred tax assets will not be realized. As of December 31, 2022, we determined that all U.S. deferred tax assets and $2.2 million of Korean deferred tax assets are expected to be realized prior to their expiration.

As of December 31, 2022 and 2021 we have Korean tax loss carryforwards of approximately $27.7 million, $39.2 million and $34.4 million, respectively, which are available to reduce future taxable income. These losses begin to expire in 2026.
Additionally, we have Korean tax credit carryforwards of $14.2 million
 a
nd
$12.6 million as of December 31, 2022 and 2021, respectively, which are available to reduce future foreign tax liabilities. The foreign tax credit carryforwards begin to expire in 2027.
We have not recorded a liability for income taxes or withholding taxes on undistributed earnings of subsidiaries as of December 31, 2022 and 2021 as we intend to reinvest such earnings outside of Korea for the foreseeable future. The Company concluded it is not practical to estimate the related deferred tax liability.
We are currently not under audit in any tax jurisdiction. We do not have any uncertain tax positions and have not established reserves for tax positions based on estimates of whether, and the extent to which, additional taxes will be due.